UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2024

Bantec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55789	30-0967943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

37 Main Street, Sparta, NJ 07871
(Address of principal executive offices) (Zip Code)

(203) 220-2296
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2024, Bantec, Inc. (the “Company”) consented to an Assignment Agreement between Trillium Partners LP (“Trillium”) and Matterhorn Partners LLC (“Matterhorn”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 18, 2024, the Company consented to an Assignment Agreement entered into between Trillium and Matterhorn wherein Trillium assigned certain outstanding Company securities and debt obligations (“Securities”) held by Trillium to Matterhorn for cash consideration to Trillium. The assigned Securities included the following: (i) the advance agreement and underlying promissory note (the “Note”) issued by Company to the Trillium dated July 1, 2022 for money lent, with a balance equal to $276,444.95, inclusive of interest (the advance agreement and the Note collectively referred to as the “Note”); (ii) 224,000 shares of Series C Preferred Stock issued to the Trillium on April 18, 2023 (“Preferred Shares”) with a stated value of $348,555.05, inclusive of accrued dividends; and (iii) a warrant to purchase 10,836,962 shares of the Company’s common stock issued to the Trillium on July 21, 2022, as adjusted by the Company’s reverse stock split effective July 17, 2023, and further adjusted pursuant to antidilution provisions set forth in the warrant.

In connection with the Assignment Agreement, the Company exchanged the Note and the Preferred Shares and issued an amended and restated convertible promissory note to Matterhorn in the principal amount of $625,000 (“Restated Note”). The Restated Note is convertible into the Company’s common stock per the terms of the Restated Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Assignment Agreement dated December 18th, 2024.

10.1	Amended and Restated Convertible Promissory Note Dated December 18, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2025	Bantec, Inc.

	By:	/s/ Michael Bannon
		Name:	Michael Bannon
		Title:	President and CEO